UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 30, 2005

                        HMB Acceptance Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-121040	20-1116280
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Summit Blvd., Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  404-497-1000

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-121040) in connection with various transactions.  Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement, together with the consent relating thereto, are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMB ACCEPTANCE CORP.

By:   /s/ Alana L. Griffin

Name:  Alana L. Griffin

Title:    Senior Vice President

Dated: November 30, 2005

EXHIBIT INDEX

Exhibit No.

Description

  5.1

Opinion of McKee Nelson LLP as to legality (including consent of such firm).

  8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit  5.1).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1).

Exhibits 5.1, 8.1 and 23.1

November 30, 2005

HMB Acceptance Corp.

2002 Summit Blvd., Suite 100

Atlanta, Georgia 30319

Re:

HMB Acceptance Corp.

Registration Statement on Form S-3

Ladies and Gentlemen:

We have acted as special counsel for HMB Acceptance Corp., a Delaware corporation (the “Company”), in connection with the offering of the HomeBanc Mortgage Trust 2005-5 Mortgage Backed Notes (the “Notes”).  A Registration Statement of the Company on Form S-3 relating to the Notes (Commission File No. 333-121040) has been filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and was declared effective on December 30, 2004.  As set forth in the prospectus dated February 16, 2005, as supplemented by a prospectus supplement dated November 18, 2005 (the “Base Prospectus” and the “Prospectus Supplement,” respectively), the Notes will be issued under and pursuant to the conditions of an indenture dated as of November 1, 2005 (the “Indenture”), among HomeBanc Mortgage Trust 2005-5, a Delaware statutory trust (the “Issuer” or the “Trust”), U.S. Bank, National Association, as indenture trustee (in such capacity, the “Indenture Trustee”) and Wells Fargo Bank, N.A. (“Wells Fargo”), as securities administrator (in such capacity, the “Securities Administrator”).

Pursuant to a trust agreement dated as of November 1, 2005 (the “Trust Agreement”), among Wilmington Trust Company, as owner trustee (the “Owner Trustee”), the Securities Administrator and the Depositor, the Issuer will also issue a single ownership certificate evidencing the equity interest in the Issuer.  The Notes will be secured primarily by adjustable rate, first and second lien residential mortgage loans and related notes and mortgages (the “Mortgage Loans”), together with certain other assets (such Mortgage Loans and other assets, as defined in the Indenture, the “Collateral”) conveyed to the Issuer and pledged under the Indenture on the Closing Date.  On the Closing Date, the Depositor will have conveyed the Collateral to the Issuer pursuant to a transfer and servicing agreement dated as of November 1, 2005 (the “Transfer and Servicing Agreement”), among the Issuer, the Depositor, Wells Fargo, as master servicer (in such capacity, the “Master Servicer”) and as Securities Administrator, HomeBanc Corp., as seller (in such capacity, the “Seller”) and as servicer, and the Indenture Trustee.

We have examined forms of the Indenture, the Trust Agreement, the Transfer and Servicing Agreement, the Notes, the Base Prospectus, the Prospectus Supplement, and originals or copies, certified or otherwise identified to our satisfaction, of such instruments, certificates, records and other documents, and have made such examination of law, as we have deemed necessary or appropriate for the purpose of this opinion.  In our examination, we have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies or by facsimile or other means of electronic transmission, and the authenticity of the originals of such latter documents.  As to facts relevant to the opinions expressed herein and the other statements made herein, we have relied, to the extent we have deemed appropriate, upon certificates and oral or written statements and representations of officers and other representatives of the Company and others.

Based upon the foregoing, we are of the opinion that:

(i)

When the Indenture has been duly and validly authorized by all necessary action on the part of the Owner Trustee on behalf of the Trust and has been duly executed and delivered by the Trust and the Indenture Trustee, and any other party thereto, the Indenture will constitute a legal, valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, and with respect to the rights of indemnity or contribution, as may be limited by public policy considerations.

(ii)

When the issuance and sale of the Notes have been duly authorized by all corporate action on the part of the Trust, and when the Notes have been duly and validly executed and authenticated in accordance with the terms of the Indenture and delivered against payment therefor pursuant to the underwriting agreement dated November 18, 2005 among the Company, the Seller, Bear, Stearns & Co. Inc. and JP Morgan Securities Inc., the Notes will be duly and validly issued and outstanding, and entitled to the benefits of the Indenture.

(iii)

The Notes, other than the Retained Notes, will be treated as debt for U.S. federal income tax purposes.

(iv)

For U.S. federal income tax purposes, the Trust will not be classified as an association taxable as a corporation or a publicly traded partnership taxable as a corporation.

(v)

Although the Trust will be classified as a taxable mortgage pool during the time that any Notes are outstanding, the Trust will not be subject to federal income tax during such time as long as the beneficial owner of the Ownership Certificate qualifies as a REIT, as a qualified REIT Subsidiary under the Internal Revenue Code of 1986, as amended (the “Code”) or a Disregarded Entity.

(vi)

The statements contained under the caption “Material Federal Income Tax Considerations” in the Base Prospectus and the Prospectus Supplement, insofar as such statements constitute conclusions of law, are true and correct in all material respects as set forth therein.

In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America and the laws of the State of New York.

The opinions set forth in paragraphs (iii) through (vi) herein are based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law (collectively, the “Closing Date Legal Authorities”), any of which could be changed at any time.  Any such changes could be retroactive in application and could modify the legal conclusions upon which our opinions are based.  The opinions expressed herein are limited as described above, and we do not express an opinion on any other tax aspect of the transactions contemplated by the Prospectus Supplement, the Transfer and Servicing Agreement, the Indenture or the Trust Agreement or the effect of such transactions.

We hereby consent to the filing of this letter and to the references to this firm under the headings “Legal Matters” and “Material Federal Income Tax Considerations” in the Base Prospectus and the Prospectus Supplement, without implying or admitting that we are “experts” within the meaning of the Securities Act or the rules and regulations of the Commission issued thereunder, with respect to any part of the Base Prospectus or the Prospectus Supplement.

Very truly yours,

/s/ McKee Nelson LLP

McKee Nelson LLP